UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2005

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the first quarter of 2005 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports of Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information. These materials replace and supercede investor presentation materials previously furnished as an exhibit to Current Reports on Form 8-K dated January 24, 2005.  These materials are dated April 22, 2005, and TCF does not undertake to update the materials after that date.

The presentation is also available on the Company’s web site at www.TCFExpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01    Regulation FD Disclosure.

Information is being furnished herein in Exhibit 99.1 with respect to presentations to investors and others that may be made by executive officers of TCF Financial Corporation (the “Company”).  This information includes selected financial and operational information through the first quarter of 2005 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (“GAAP”).  Most, but not all, of the selected financial information furnished herein is derived from the Company’s consolidated financial statements and related footnotes prepared in accordance with GAAP and management’s discussion and analysis included in the Company’s reports of Forms 10-K and 10-Q.  The Company’s annual financial statements are subject to independent audit.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information. These materials replace and supercede investor presentation materials previously furnished as an exhibit to Current Reports on Form 8-K dated January 24, 2005.  These materials are dated April 22, 2005, and TCF does not undertake to update the materials after that date.

The presentation is also available on the Company’s web site at www.TCFExpress.com.  TCF Financial Corporation’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Investor Presentation of TCF Financial Corporation,
Dated April 22, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman of the Board, Chief Executive Officer and Director

/s/ Neil W. Brown
Neil W. Brown, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:    April 22, 2005

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